UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2019

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 3, 2019 (the “Initial Report”), NexPoint Residential Trust, Inc. reported that it completed the acquisition of a 1,520-unit multifamily property located in Pembroke Pines, Florida, a suburb of Miami from an unaffiliated third party for approximately $322 million. This Current Report on Form 8-K/A amends and supplements the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statement.

Report of Independent Auditors	3
Historical Statement of Revenues and Certain Direct Operating Expenses for the six months ended June 30, 2019 and for the year ended December 31, 2018	5
Notes to Historical Statement of Revenues and Certain Direct Operating Expenses	6

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Information	8
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019	9
Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2019 and for the year ended December 31, 2018	10
Notes to Unaudited Pro Forma Consolidated Financial Statements	12

(d) Exhibits.

Exhibit Number	Exhibit Description
23.1	Consent of Frazier & Deeter, LLC, dated November 12, 2019

INDEPENDENT AUDITORS’ REPORT

To the Stockholders and Board of Directors

NexPoint Residential Trust, Inc.

We have audited the accompanying historical statement of revenues and certain direct operating expenses of The Avant at Pembroke Pines (the “Property”) for the year ended December 31, 2018, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of the Property for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

Emphasis of Matter

We draw attention to Note 2 to the accompanying financial statement, which describes that the statement of revenues and certain direct operating expenses of the Property was prepared for the purpose of complying with the rules of the Securities and Exchange Commission (for the inclusion on Form 8-K/A of NexPoint Residential Trust, Inc.) and is not intended to be a complete presentation of the Property’s’ revenues and expenses. Our opinion has not been modified with respect to this matter.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

November 12, 2019

THE AVANT AT PEMBROKE PINES

HISTORICAL STATEMENTS OF REVENUES AND CERTAIN DIRECT

OPERATING EXPENSES

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
	(Unaudited)
Revenues
Rental income	$12,735	$24,433
Other income	$2,201	$3,892

Total revenues	14,936	28,325

Certain direct operating expenses
Property operating expenses	3,422	6,238
Real estate taxes and insurance	2,988	5,619
Property management fees	298	567
Property general and administrative expenses	367	722

Total certain direct operating expenses	7,075	13,146

Revenues in excess of certain direct operating expenses	$7,861	$15,179

See accompanying notes to the historical financial statements

THE PEMBROKE APARTMENTS

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN

DIRECT OPERATING EXPENSES

Note 1. Business

On August 30, 2019, NexPoint Residential Trust, Inc. (the “Company”), through its operating partnership, NexPoint Residential Trust Operating Partnership, L.P. (the “OP”), acquired The Avant at Pembroke Pines (the “Property”) in Pembroke Pines, Florida for approximately $322.0 million. The accompanying historical statements of revenues and certain direct operating expenses (“Historical Summary”) include the revenues and certain expenses of the Property.

Note 2. Basis of Presentation

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”), and is not intended to be a complete presentation of the Property’s revenues and expenses.

The accompanying statements of revenues and certain direct operating expenses are presented in conformity with generally accepted accounting principles in the United States of America (“GAAP”) and in accordance with the provisions of Rule 3-14 of Regulation S-X promulgated by the SEC. Accordingly, the statements exclude historical income and expenses that are not comparable to the proposed future operations of the Property such as ancillary income, depreciation, amortization, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Property after their acquisition by the Company and are not intended to be a complete representation of the Property’s revenues and expenses.

Note 3. Unaudited Interim Information

The Historical Summary for the six months ended June 30, 2019 has been prepared in accordance with GAAP for interim financial information. In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the six months ended June 30, 2019.

Note 4. Significant Accounting Policies

Revenues

The Property contains apartment units occupied under various lease agreements with residents, typically with terms of 12 months or less. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to residents pursuant to the lease agreements. Other rental income consists of charges billed to residents for utilities reimbursements, administrative, application, and other fees and is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs includes property staff salaries, marketing, utilities, landscaping, repairs and maintenance, and other general costs associated with operating the Property. Costs such as depreciation, amortization, interest and corporate expenses are excluded from the Historical Summary.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

THE PEMBROKE APARTMENTS

NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN

DIRECT OPERATING EXPENSES

Note 5. Commitments and Contingencies

Litigation

The Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.

Other Matters

The Company is not aware of any material environmental liabilities relating to the Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environment laws and regulations or other environmental conditions with respect to the Property could result in future environmental liabilities.

Note 6. Related Party Transactions

The previous owner of the Property engaged a related party (the “Manager”) to operate the day-to-day management of the Property. The Manager is deemed to be a related party due to its affiliation with one of the members of the owner of the Property. The property management agreement includes management fees, administration costs for payroll and benefits, and expense reimbursements. For the year ended December, 31, 2018, in accordance with the management agreement, management fees, administration costs for payroll and benefits, and expense reimbursements totaled approximately $1.2 million. Management fees are included in property management fees on the Historical Summary. Administration costs for payroll and benefits and expense reimbursements are included in property general and administrative expenses on the Historical Summary.

Note 7. Subsequent Events

In preparation of the accompanying Historical Summary, subsequent events were evaluated for recognition or disclosure through November 12, 2019, which is the date the Historical Summary was issued.

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 19, 2019, and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019, which was filed with the SEC on July 30, 2019. In addition, this unaudited pro forma information should be read in conjunction with the historical statements of revenues and certain direct operating expenses and the notes thereto of the Property, which are included herein.

The following unaudited pro forma consolidated balance sheet as of June 30, 2019 has been prepared to give effect to the acquisition of the Property, which occurred on August 30, 2019, as if the acquisition occurred on June 30, 2019.

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 has been prepared to give effect to the acquisition of the Property as if the acquisition occurred on January 1, 2018.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Property been consummated on January 1, 2018 or June 30, 2019.

In the opinion of the Company’s management, all adjustments necessary to reflect the effect of the transaction described above have been included in the pro forma consolidated financial statements.

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of June 30, 2019

(in thousands, except share and per share amounts)

	NXRT, Inc. (Historical) (a)	Purchase of Property (b)		Pro Forma Total
ASSETS
Operating Real Estate Investments
Land	$203,748	$48,436		$252,184
Buildings and improvements	914,771	265,580		1,180,351
Intangible lease assets	2,971	6,989		9,960
Construction in progress	612	—		612
Furniture, fixtures, and equipment	57,545	3,102		60,647

Total Gross Operating Real Estate Investments	1,179,647	324,107		1,503,754
Accumulated depreciation and amortization	(127,118)	—		(127,118)

Total Net Operating Real Estate Investments	1,052,529	324,107		1,376,636
Real estate held for sale, net of accumulated depreciation of $33,305	175,968	—		175,968

Total Net Real Estate Investments	1,228,497	324,107		1,552,604
Cash and cash equivalents	16,892	(148,821	)(c)	(131,929)
Restricted cash	22,676	4,736		27,412
Accounts receivable	2,667	221		2,888
Prepaid and other assets	3,826	546		4,372
Fair market value of interest rate swaps	2,363	—		2,363

TOTAL ASSETS	$1,276,921	$180,789		$1,457,710

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages payable, net	$769,973	$176,533		$946,506
Mortgages payable held for sale, net	156,636	—		156,636
Credit facilities, net	51,536	—		51,536
Accounts payable and other accrued liabilities	6,679	251		6,930
Accrued real estate taxes payable	10,192	3,272		13,464
Accrued interest payable	3,086	—		3,086
Security deposit liability	2,032	733		2,765
Prepaid rents	1,554	—		1,554
Fair market value of interest rate swaps	853	—		853

Total Liabilities	1,002,541	180,789		1,183,330
Redeemable noncontrolling interests in the Operating Partnership	3,032	—		3,032
Stockholders’ Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—		—
Common stock, $0.01 par value: 500,000,000 shares authorized; 23,895,442 shares issued and outstanding	238	—		238
Additional paid-in capital	297,448	—		297,448
Accumulated earnings less dividends	(26,824)	—		(26,824)
Accumulated other comprehensive income	486	—		486

Total Stockholders’ Equity	271,348	—		271,348

TOTAL LIABILITIES AND EQUITY	$1,276,921	$180,789		$1,457,710

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019

(in thousands, except share and per share amounts)

	NXRT, Inc. (Historical) (a)	Purchase of Property (b)		Pro Forma Total
Revenues
Rental income	$74,033	$12,735		$86,768
Other income	10,524	2,201		12,725

Total revenues	84,557	14,936		99,493

Expenses
Property operating expenses	19,800	3,422		23,222
Real estate taxes and insurance	11,322	2,988		14,310
Property management fees (related party)	2,531	298		2,829
Advisory and administrative fees (related party)	3,722	—	(c)	3,722
Corporate general and administrative expenses	4,974	—		4,974
Property general and administrative expenses	3,426	367		3,793
Depreciation and amortization	28,464	5,112	(d)	33,576

Total expenses	74,239	12,187		86,426

Operating income	10,318	2,749		13,067
Interest expense	(16,678)	(3,430	)(e)	(20,108)

Net income (loss)	(6,360)	(681)		(7,041)
Net loss attributable to redeemable noncontrolling interests in the Operating Partnership	(19)	—		(19)

Net income (loss) attributable to common stockholders	$(6,341)	$(681)		$(7,022)

Other comprehensive income (loss)
Unrealized gains on interest rate derivatives	(16,611)	—		(16,611)

Total comprehensive income (loss)	(22,971)	(681)		(23,652)
Comprehensive loss attributable to redeemable noncontrolling interests in the Operating Partnership	(69)	—		(69)

Comprehensive income (loss) attributable to common stockholders	$(22,902)	$(681)		$(23,583)

Weighted average common shares outstanding - basic	23,643			23,643

Weighted average common shares outstanding - diluted	24,139			24,139

Basic loss per share (see Note 2)	$(0.27)			$(0.30)

Diluted loss per share (see Note 2)	$(0.27)			$(0.29)

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(in thousands, except share and per share amounts)

	NXRT, Inc. (Historical) (f)	Purchase of Property (b)		Pro Forma Total
Revenues
Rental income	$127,964	$24,433		$152,397
Other income	18,633	3,892		22,525

Total revenues	146,597	28,325		174,922

Expenses
Property operating expenses	35,824	6,238		42,062
Real estate taxes and insurance	20,713	5,619		26,332
Property management fees (related party)	4,382	567		4,949
Advisory and administrative fees (related party)	7,474	—	(c)	7,474
Corporate general and administrative expenses	7,808	—		7,808
Property general and administrative expenses	6,134	722		6,856
Depreciation and amortization	47,470	17,213	(d)	64,683

Total expenses	129,805	30,359		160,164

Operating income	16,792	(2,034)		14,758
Interest expense	(28,572)	(7,046	)(e)	(35,618)
Loss on extinguishment of debt and modification costs	(3,576)	—		(3,576)
Gain on sales of real estate	13,742	—		13,742

Net loss	(1,614)	(9,080)		(10,694)
Net loss attributable to redeemable noncontrolling interests in the Operating Partnership	(5)	—		(5)

Net loss attributable to common stockholders	$(1,609)	$(9,080)		$(10,689)

Other comprehensive income
Unrealized gains on interest rate derivatives	1,931	—		1,931

Total comprehensive income (loss)	317	(9,080)		(8,763)
Comprehensive income attributable to redeemable noncontrolling interests in the Operating Partnership	1	—		1

Comprehensive income (loss) attributable to common stockholders	$316	$(9,080)		$(8,764)

Weighted average common shares outstanding—basic	21,189			21,189

Weighted average common shares outstanding—diluted	21,667			21,667

Basic loss per share (see Note 2)	$(0.08)			$(0.50)

Diluted loss per share (see Note 2)	$(0.08)			$(0.49)

See accompanying notes to the unaudited pro forma consolidated financial statements

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Balance sheet adjustments

a)

Represents the unaudited historical consolidated balance sheet of the Company as of June 30, 2019. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

b)	Represents the acquisition of the Property as if it occurred on June 30, 2019.

c)

To fund the acquisition, the Company, through the OP, sent approximately $21.0 million of cash directly to the title company. The remainder of the cash to close the acquisition, approximately $127.8 million, came from the proceeds of a 1031 exchange related to the disposition of six properties disclosed in the Company’s Current Report on Form 8-K filed September 3, 2019.

Income statement adjustments

a)

Represents the unaudited historical consolidated operations of the Company for the six months ended June 30, 2019. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

b)

Represents the historical operations of the Property acquired by the Company. See the historical statements of revenues and certain direct operating expenses and the notes thereto of the Property, which are included herein.

c)

Advisory and administrative fees related to the Property that may have been payable to the Company’s advisor in connection with the acquisition were assumed to be waived, as these fees were actually waived during the third quarter of 2019.

d)

Represents depreciation and amortization expense (not reflected in the historical consolidated statements of operations of the Company) as if the Property was acquired on January 1, 2018. Real estate-related depreciation and amortization are computed on a straight-line basis over the respective estimated useful lives of the assets.

e)

Represents interest expense (not reflected in the historical consolidated statements of operations of the Company) as if the borrowings attributable to the Property were borrowed on January 1, 2018. In connection with the acquisition of the Property, the Company:

•	Originated a $177.1 million first mortgage, which has a current annual interest rate of one-month LIBOR plus 1.43% and an 84-month term; and

•	Additionally, the adjustment reflects the amortization of deferred financing costs incurred in connection with the aforementioned loan.

f)

Represents the audited historical consolidated operations of the Company for the year ended December 31, 2018. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: November 12, 2019